U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 19, 2004

Superior Oil and Gas Co.
(Exact name of registrant as specified in its charter)

Nevada (state of incorporation)	000-50173 (Commission File Number)	87-0537621 (IRS Employer I.D. Number)

14910 Northwest 36 Street
Yukon, OK 73099
405-350-0404
____________________________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2004 Superior Oil and Gas Co. entered into an agreement with EagleSpan Steel Structures, Inc. of Loveland, Colorado. The principal terms and provisions of the Agreement are as follows:

•	Superior will acquire 100% of the capital stock of EagleSpan.

•	The purchase price to Superior is $6 million payable in cash and stock.

•	Closing will occur by February 2, 2005 unless extended by the parties.

•	Jerry W. Curtis, president of EagleSpan, and other key employees will sign 3-year employment agreements with Superior.

There are no material relationships between Superior and EagleSpan or any of their

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR OIL AND GAS CO.

Date: January 7, 2005	By:	/s/ Daniel Lloyd
Daniel Lloyd
Chief Executive Officer

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